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                                                                   Exhibit 10.24

SILICON VALLEY BANK               LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS
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SILICON VALLEY BANK

                               LIMITED WAIVER AND
                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: QUINTON INC. (FKA QUINTON INSTRUMENT COMPANY)

DATE: FEBRUARY 15, 2002

         THIS LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated June 5, 1998, as amended, if at all (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. WAIVER OF DEFAULT. Silicon and Borrower agree that the Borrower's existing default under the Loan Agreement due to the Borrower's failure to comply with the Minimum Tangible Net-Worth Financial Covenant set forth in
Section 5 of the Schedule to Loan and Security Agreement entitled "5. FINANCIAL COVENANTS (Section 5.l)," for the reporting period ending December 31, 2001 is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

         2. MODIFIED FINANCIAL COVENANT. Section 5 of the Schedule to Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

             "5. FINANCIAL COVENANT

                 (Section 5.l):    Borrower shall comply with the following
                                   covenant. Compliance shall be determined as of the end of each month:

                                   MINIMUM TANGIBLE
                                   NET WORTH:        Borrower shall maintain a
                                                     Tangible Net Worth of not
                                                     less than ($1,000,000)
                                                     plus 75% of


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SILICON VALLEY BANK               LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS
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                                         the total consideration received by
                                         Borrower after December 31, 2001 in
                                         consideration for the issuance by
                                         Borrower of its equity securities,
                                         effective on the date such
                                         consideration is received.

                  DEFINITIONS.           For purposes of the foregoing financial
                                         covenants, the following term shall
                                         have the following meaning:

                                         "()" shall mean a negative figure or
                                         loss, as applicable.

                                         "Liabilities" shall have the meaning
                                         ascribed thereto by generally accepted
                                         accounting principles.

                                         "Tangible Net Worth" shall mean the
                                         excess of total assets over total
                                         liabilities, determined in accordance
                                         with generally accepted accounting
                                         principles, with the following
                                         adjustments;

                                                  (A) there shall be excluded
                                         from assets: (i) notes, accounts
                                         receivable and other obligations owing
                                         to the Borrower from its officers or
                                         other Affiliates, and (ii) all assets
                                         which would be classified as intangible
                                         assets under generally accepted
                                         accounting principles, including
                                         without limitation goodwill, licenses,
                                         patents, trademarks, trade names,
                                         copyrights, capitalized software and
                                         organizational costs, licenses and
                                         franchises

                                                  (B) there shall be excluded
                                         from liabilities: all indebtedness


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SILICON VALLEY BANK               LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS
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                                         which is subordinated to the
                                         Obligations under a subordination
                                         agreement in form specified by Silicon
                                         or by language in the instrument
                                         evidencing the indebtedness which is
                                         acceptable to Silicon in its discretion
                                         and current liabilities associated with
                                         warrants held by Silicon, equal to the
                                         fair market value of the stock to be
                                         issued upon the exercise of such
                                         warrants."

         3. SCHEDULE OF DEFERRED REVENUE ACCOUNTS. Borrower hereby covenants and agrees to provide Silicon, within thirty days after the end of each month, a schedule listing, by Account Debtor, of Borrower's deferred revenue accounts.

         4. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $10,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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SILICON VALLEY BANK               LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS
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BORROWER:                                       SILICON:
QUINTON INC. (FKA QUINTON                       SILICON VALLEY BANK
INSTRUMENT COMPANY)


By  /s/ John R. Hinson                          By     /s/ Silicon Valley Bank
  -----------------------------------             ------------------------------
    President or Vice President                 Title  Vice President

                                                     ---------------------------
By /s/ John R. Hinson
  -----------------------------------
   Secretary or Ass't Secretary


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SILICON VALLEY BANK               LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS
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                                     CONSENT

         The undersigned acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranties of the undersigned, all of which are hereby ratified and affirmed.

                                    QIC HOLDING CORP.

                                    By:           /s/ John R. Hinson
                                       -----------------------------------------
                                    Title:        Secretary
                                          --------------------------------------



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